                                                                     EXHIBIT 4.3

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


            AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("Amendment") dated as of July 20, 1997, by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Corporation"), certain stockholders of the Corporation, Chemed Corporation, a Delaware corporation ("Chemed"), and the Investors, in each case identified on Schedule A hereto (collectively, the "Original Parties"), and NationsBank, N.A. ("NationsBank").

            WHEREAS, each of the Original Parties are parties to a Registration Rights Agreement dated as of June 4, 1993 (the "Registration Rights Agreement");

            WHEREAS, the Corporation and NationsBank executed and delivered a certain Amendment No. 6 dated as of March 24, 1997 (the "Credit Agreement Amendment") to the Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995 between the Corporation and NationsBank of Florida, National Association (predecessor in interest to NationsBank), as amended (the "Credit Agreement");

            WHEREAS, in connection with the execution and delivery of the Credit Agreement Amendment, the Corporation proposes to execute and deliver or has executed and delivered to NationsBank a Warrant Agreement and a Warrant Certificate, copies of which are attached hereto as Exhibits A and B (the "Warrant Agreement" and the "Warrant Certificate," respectively), evidencing NationsBank's right to purchase 486,532 shares (the "NationsBank Warrant Shares") of the Corporation's common stock, par value $.001 per share ("Common Stock"), at an exercise price of $.01 per share, subject to the terms and conditions thereof (the "NationsBank Warrants"), including, without limitation, the limitations on the exercise of the NationsBank Warrants, which provide that
(i) as of the date of the Warrant Agreement and the issuance of the Warrant Certificate, the number of NationsBank Warrants which may be exercised pursuant to the Warrant Agreement, and the number of NationsBank Warrant Shares issuable upon exercise of such NationsBank Warrants, shall be 194,613; (ii) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to August 30, 1997, the number of NationsBank Warrants which may be exercised pursuant to the Warrant Agreement, and the number of NationsBank Warrant Shares issuable upon exercise of such NationsBank Warrants, shall be automatically increased to 291,919 effective as of August 31, 1997; (iii) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to November 29, 1997, the number of NationsBank Warrants which may be exercised pursuant to the Warrant Agreement, and the number of NationsBank Warrant Shares issuable upon exercise of such NationsBank Warrants, shall be automatically increased to 389,226 effective as of November 30, 1997; and (iv) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to January 30, 1998, the number of NationsBank Warrants which may be exercised pursuant to the Warrant Agreement, and the number of NationsBank Warrant Shares issuable upon exercise of such NationsBank Warrants, shall be automatically increased to 486,532 effective as of January 31, 1998;

            WHEREAS, the Warrant Agreement contemplates that upon execution and delivery of a counterpart signature page to the Registration Rights Agreement, NationsBank (and its permitted transferees and assignees of the Warrant Agreement that also execute and deliver a counterpart signature page to the Registration Rights Agreement) shall have and be entitled to exercise the rights of registration granted to, and shall be subject to the obligations of, "Other Stockholders" under the Registration Rights Agreement; and

            WHEREAS, the addition of NationsBank (and each such permitted transferee and assignee of the Warrant Agreement) as an "Other Stockholder" constitutes an amendment of the Registration Rights Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

            1. Pursuant to Section 3.2 of the Registration Rights Agreement, each of the undersigned hereby consents to the addition of NationsBank (and each such permitted transferee and assignee of the Warrant Agreement) as an "Other Stockholder" for purposes of the Registration Rights Agreement, and that upon execution and delivery of a counterpart signature page to the Registration Rights Agreement, NationsBank and each such permitted transferee and assignee shall have and be entitled to exercise the rights of registration granted to, and shall be subject to the obligations of, "Other Stockholders" under the Registration Rights Agreement.

            2. NationsBank's execution and delivery of this Amendment shall also constitute its execution and delivery of a counterpart signature page to the Registration Rights Agreement.

            3. Capitalized terms used but not defined herein shall have the meaning given to them in the Registration Rights Agreement.

            4. Except as expressly amended by this Amendment, all terms of the Registration Rights Agreement shall remain in full force and effect.

            5. This Amendment may be signed in any number of counterparts each of which shall constitute an original and all of which shall constitute one and the same agreement.

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered on its behalf, as of the date set forth above.


                                       VITAS  HEALTHCARE CORPORATION


                                       By: /s/ Hugh A. Westbrook
                                           -------------------------------------
                                           Name:  Hugh A. Westbrook
                                           Title: Chairman & CEO



                                       -----------------------------------------
                                       HUGH A. WESTBROOK



                                       -----------------------------------------
                                       CAROLE S. WESTBROOK



                                       -----------------------------------------
                                       ESTHER T. COLLIFLOWER



                                       -----------------------------------------
                                       DONALD GAETZ



                                       -----------------------------------------
                                       EARL M. COLLIER, JR.



                                       /s/ J.R. Williams
                                       -----------------------------------------
                                       J.R. WILLIAMS



                                       VITAS HEALTHCARE CORPORATION
                                       EMPLOYEE STOCK OWNERSHIP PLAN/TRUST



                                       By: /s/ Hugh A. Westbrook
                                           -------------------------------------
                                           Hugh A. Westbrook
                                           Trustee

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered on its behalf, as of the date set forth above.


                                       VITAS HEALTHCARE CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       -----------------------------------------
                                       HUGH A. WESTBROOK



                                       /s/ Carole S. Westbrook
                                       -----------------------------------------
                                       CAROLE S. WESTBROOK



                                       -----------------------------------------
                                       ESTHER T. COLLIFLOWER



                                       -----------------------------------------
                                       DONALD GAETZ



                                       -----------------------------------------
                                       EARL M. COLLIER, JR.



                                       -----------------------------------------
                                       J.R. WILLIAMS



                                       VITAS HEALTHCARE CORPORATION
                                       EMPLOYEE STOCK OWNERSHIP PLAN/TRUST



                                       By:
                                           -------------------------------------
                                           Hugh A. Westbrook
                                           Trustee

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered on its behalf, as of the date set forth above.


                                       VITAS HEALTHCARE CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       -----------------------------------------
                                       HUGH A. WESTBROOK



                                       -----------------------------------------
                                       CAROLE S. WESTBROOK




                                       -----------------------------------------
                                       ESTHER COLLIFLOWER



                                       /s/ Esther T. Colliflower
                                       -----------------------------------------
                                       COLLIFLOWER FAMILY PARTNERSHIP, LTD.



                                       -----------------------------------------
                                       DONALD GAETZ



                                       -----------------------------------------
                                       EARL M. COLLIER, JR.



                                       -----------------------------------------
                                       J.R. WILLIAMS



                                       VITAS HEALTHCARE CORPORATION
                                       EMPLOYEE STOCK OWNERSHIP PLAN/TRUST



                                       By:
                                           -------------------------------------
                                           Hugh A. Westbrook
                                           Trustee

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered on its behalf, as of the date set forth above.


                                       VITAS  HEALTHCARE CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       -----------------------------------------
                                       HUGH A. WESTBROOK



                                       -----------------------------------------
                                       CAROLE S. WESTBROOK



                                       -----------------------------------------
                                       ESTHER T. COLLIFLOWER



                                       /s/ Donald Gaetz
                                       -----------------------------------------
                                       DONALD GAETZ



                                       -----------------------------------------
                                       EARL M. COLLIER, JR.



                                       -----------------------------------------
                                       J.R. WILLIAMS



                                       VITAS HEALTHCARE CORPORATION
                                       EMPLOYEE STOCK OWNERSHIP PLAN/TRUST



                                       By:
                                           -------------------------------------
                                           Hugh A. Westbrook
                                           Trustee

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment, or has caused this Amendment to be duly executed and delivered on its behalf, as of the date set forth above.


                                       VITAS HEALTHCARE CORPORATION


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       -----------------------------------------
                                       HUGH A. WESTBROOK



                                       -----------------------------------------
                                       CAROLE S. WESTBROOK




                                       -----------------------------------------
                                       ESTHER COLLIFLOWER




                                       -----------------------------------------
                                       COLLIFLOWER FAMILY PARTNERSHIP, LTD.



                                       -----------------------------------------
                                       DONALD GAETZ



                                       /s/ Earl M. Collier
                                       -----------------------------------------
                                       EARL M. COLLIER, JR.



                                       -----------------------------------------
                                       J.R. WILLIAMS



                                       VITAS HEALTHCARE CORPORATION
                                       EMPLOYEE STOCK OWNERSHIP PLAN/TRUST



                                       By:
                                           -------------------------------------
                                           Hugh A. Westbrook
                                           Trustee

                                       OCR HOLDING COMPANY



                                       By: /s/ Mark W. Stephens
                                           -------------------------------------
                                           Name:  Mark W. Stephens
                                           Title: Assistant Treasurer



                                       CHEMED CORPORATION



                                       By: /s/ Timothy S. O'Toole
                                           -------------------------------------
                                           Name:  Timothy S. O'Toole
                                           Title: Executive Vice President
                                                  & Treasurer

                                       GALEN PARTNERS II, L.P.
                                       By: GWW Partners, L.P.
                                            (its General Partner)


                                       By: /s/ Bruce F. Wesson
                                           -------------------------------------
                                                  General Partner



                                       GALEN PARTNERS INTERNATIONAL II, L.P.
                                       By: GWW Partners, L.P.
                                            (its General Partner)


                                       By: /s/ Bruce F. Wesson
                                           -------------------------------------
                                                  General Partner



                                       GALEN EMPLOYEE FUND, L.P.


                                       By: /s/ Bruce F. Wesson
                                           -------------------------------------
                                                  General Partner

                                     WARBURG, PINCUS INVESTORS, L.P.
                                     By: Warburg Pincus & Co.
                                          (its General Partner)


                                     By: /s/ [SIGNATURE ILLEGIBLE]
                                         -------------------------------------
                                         Name:
                                         Title:



                                     HARVEST PARTNERS INTERNATIONAL, L.P.
                                     By: Harvest Associates International, L.P.
                                          (its General Partner)


                                     By:
                                         -------------------------------------
                                                     General Partner



                                     DEUTSCHE BETEILIGUNGSGESELLSCHAFT
                                     MBH & CO. FONDS I KG


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                     WARBURG, PINCUS INVESTORS, L.P.
                                     By: Warburg Pincus & Co.
                                          (its General Partner)


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:



                                     HARVEST PARTNERS INTERNATIONAL, L.P.
                                     By: Harvest Associates International, L.P.
                                          (its General Partner)


                                     By: /s/ [SIGNATURE ILLEGIBLE]
                                         -------------------------------------
                                                     General Partner



                                     DEUTSCHE BETEILIGUNGSGESELLSCHAFT
                                     MBH & CO. FONDS I KG


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                       FRANKLIN CAPITAL ASSOCIATES II L.P.
                                       By: Franklin Ventures II L.P.
                                            (its General Partner)


                                       By: Franklin Venture Capital Inc.
                                            (its General Partner)


                                       By: /s/ Larry H. Coleman
                                           -------------------------------------
                                           Name:  Larry H. Coleman
                                           Title: President



                                       HLM PARTNERS II L.P.
                                       By: HLM Associates II, L.P.
                                            (its General Partner)


                                       By:
                                           -------------------------------------
                                                     General Partner


                                       THE FORMANEK INVESTMENT TRUST



                                       By:
                                           -------------------------------------
                                           Peter Formanek
                                           Trustee


                                        /s/ Howard E. Cox, Jr.
                                       -----------------------------------------
                                       HOWARD E. COX, JR.



                                       -----------------------------------------
                                       DAVID BELLET

                                       FRANKLIN CAPITAL ASSOCIATES II L.P.
                                       By: Franklin Ventures II L.P.
                                            (its General Partner)


                                       By: Franklin Venture Capital Inc.
                                            (its General Partner)


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       HLM PARTNERS II L.P.
                                       By: HLM Associates II, L.P.
                                            (its General Partner)


                                       By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                                     General Partner


                                       THE FORMANEK INVESTMENT TRUST



                                       By:
                                           -------------------------------------
                                           Peter Formanek
                                           Trustee


                                       /s/ Howard E. Cox, Jr.
                                       -----------------------------------------
                                       HOWARD E. COX, JR.



                                       -----------------------------------------
                                       DAVID BELLET

                                       NATIONSBANK, N.A.


                                       By: /s/ Allison Freeland
                                           -------------------------------------
                                           Name: Allison Freeland
                                           Title: Senior Vice President

                                   SCHEDULE A


Stockholders

Hugh A. Westbrook
Carole S. Westbrook
Esther T. Colliflower
Donald Gaetz
Earl M. Collier, Jr.
J.R. Williams
Vitas Healthcare Corporation
  Employee Stock Ownership Plan/Trust
OCR Holding Company

Investors

Galen Partners II, L.P.
Galen Partners International II, L.P.
Galen Employee Fund, L.P.
Warburg, Pincus Investors, L.P.
Harvest Partners International, L.P.
Deutsche Beteiligungsgesellschaft
  mbH & Co. Fonds I KG
Franklin Capital Associates II L.P.
HLM Partners II L.P.
The Formanek Investment Trust
Howard E. Cox, Jr.
David Bellet